                                                                    EXHIBIT 23.4

                       Consent of Independent Accountants

We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-4 of Transworld Healthcare, Inc. of our report dated January 5, 2000 relating to the financial statements and financial statement schedule of Transworld Healthcare, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York
May 17, 2002